Exhibit 99.1

FOR IMMEDIATE RELEASE

Editorial Contact:	Investor Contact:
Debbie Clima	Mary Camarata
Adaptec, Inc.	Adaptec, Inc.
408-957-1762	408-957-1630
debbie_clima@adaptec.com	mary_camarata@adaptec.com

Adaptec Reports results FOR the second Quarter of fiscal 2007

•    Q2 Net Revenue from Continuing Operations: $73.6 million

MILPITAS, Calif. — October 30, 2006 — Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported financial results for the second quarter of its fiscal year 2007, which ended on September 30, 2006.

Net revenue for the Company’s continuing operations for the second quarter of fiscal 2007 was $73.6 million, compared with $92.6 million for the second quarter of 2006.

Income from continuing operations, computed on a generally accepted accounting principles (GAAP) basis, for the second quarter of fiscal 2007 was $48.8 million or $0.36 per share, compared with a loss of ($99.9) million or ($0.88) per share for the second quarter of fiscal 2006.  Included in our GAAP results for the second quarter of fiscal 2007 is a one-time tax benefit of $49.1 million, which is the result of dispute settlements with United States and Singapore taxing authorities.  The U.S. portion of these settlements brings to closure the 1997 litigation.

GAAP net income for the second quarter of fiscal 2007 was $51.1 million or $0.38 per share, compared with a net loss of ($105.8) million or ($0.94) per share for the second quarter of fiscal 2006.

Non-GAAP income from continuing operations for the second quarter of fiscal 2007 was $5.2 million or $0.04 per share, compared with a non-GAAP loss from continuing operations of ($4.4) million or ($0.04) per share for the second quarter of fiscal 2006.

“I am very pleased with our performance and especially how the Adaptec Operations and Sanmina-SCI teams worked together to alleviate our supply issues from the first quarter,” said S. “Sundi” Sundaresh, president and CEO of Adaptec. “Among much good news this quarter, Adaptec launched three new Snap

Server systems products that have already won several independent awards worldwide. Clearly, Adaptec is carrying positive momentum and we expect further progress as we push forward with our strategic and operational initiatives.”

A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.  The Snap Server systems business, which had previously been classified as a discontinued operation, has been re-classified as part of Adaptec’s continuing operations and is reflected as such in these results. For purposes of comparison, results from prior periods also reflect this reclassification.

Conference Call

The Adaptec second quarter fiscal 2007 earnings conference call is scheduled for 1:45 p.m. Pacific Time on October 30, 2006. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay of the teleconference will be available through November 13, 2006 by calling (888) 203-1112 in the U.S. or (719) 457-0820 internationally and referencing reservation number 2497696.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides trusted storage solutions that reliably move, manage, and protect critical data and digital content. Adaptec’s software and hardware-based solutions are delivered through leading Original Equipment Manufacturers (OEMs) and channel partners to provide storage connectivity, data protection, and networked storage to enterprises, government organizations, medium and small businesses, and consumers worldwide. More information is available at www.adaptec.com

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events or the future performance of Adaptec. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: the ability for Sanmina-SCI to consistently meet delivery commitments; identifying and retaining key management; market demand for RAID products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets’ failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled “Risk Factors” included in our Quarterly Report on Form 10-Q for the Fiscal Quarter ended June 30, 2006, on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward looking information that is included in this release.

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended
	September 30, 2006				September 30, 2005
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)
Net revenues	$73,553	$—		$73,553	$92,588	$—		$92,588
Cost of revenues	47,010	(186	)(a)	46,824	62,459	(15	)(a)	62,444
Gross profit	26,543	186		26,729	30,129	15		30,144
Operating expenses:
Research and development	13,560	(925	)(a)	12,635	17,856	(32	)(a)	17,824
Selling, marketing and administrative	15,693	(1,099	)(a)	14,594	19,239	(1,910	)(a)	17,329
Amortization of acquisition-related intangible assets	1,470	(1,470	)(b)	—	2,800	(2,800	)(c)	—
Restructuring charges	1,085	(1,085	)(d)	—	478	(478	)(d)	—
Goodwill impairment	—	—		—	90,602	(90,602	)(e)	—
Total operating expenses	31,808	(4,579)		27,229	130,975	(95,822)		35,153
Loss from continuing operations	(5,265)	4,765		(500)	(100,846)	95,837		(5,009)
Interest and other income	5,825	—		5,825	4,523	15	(f)	4,538
Interest expense	(883)	—		(883)	(867)	(1)		(868)
Income (loss) from continuing operations before income taxes	(323)	4,765		4,442	(97,190)	95,851		(1,339)
Provision for (benefit from) income taxes	(49,080)	48,297	(g)	(783)	2,672	367	(h)	3,039
Income (loss) from continuing operations	48,757	(43,532)		5,225	(99,862)	95,484		(4,378)
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	(132)	(49	)(i)	(181)	1,032	1,808	(i)	2,840
Income (loss) from disposal of discontinued operations, net of taxes	2,440	(2,440	)(i)	—	(6,976)	6,976	(i)	—
Income (loss) from discontinued operations	2,308	(2,489)		(181)	(5,944)	8,784		2,840
Net income (loss)	$51,065	$(46,021)		$5,044	$(105,806)	$104,268		$(1,538)

Income (loss) per common share:
Basic
Continuing operations	$0.42			$0.04	$(0.88)			$(0.04)
Discontinued operations	$0.02			$(0.00)	$(0.05)			$0.03
Net income (loss)	$0.44			$0.04	$(0.94)			$(0.01)
Diluted
Continuing operations	$0.36			$0.04	$(0.88)			$(0.04)
Discontinued operations	$0.02			$(0.00)	$(0.05)			$0.03
Net income (loss)	$0.38			$0.04	$(0.94)			$(0.01)

Shares used in computing income (loss) per share:
Basic	116,325	—		116,325	112,965	—		112,965
Diluted	136,735	(695	)(j)	136,040	112,965	—		112,965

The amounts for all periods presented reflect the reclassification of our Snap Server systems business from discontinued operations to continuing operations.

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Six-Month Period Ended
	September 30, 2006				September 30, 2005
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)
Net revenues	$142,624	$—		$142,624	$176,401	$—		$176,401
Cost of revenues	93,811	(374	)(a)	93,437	122,184	(196	)(a)	121,988
Gross profit	48,813	374		49,187	54,217	196		54,413
Operating expenses:
Research and development	30,854	(2,560	)(a)	28,294	36,236	(466	)(a)	35,770
Selling, marketing and administrative	31,087	(2,431	)(a)	28,656	37,700	(2,855	)(a)	34,845
Amortization of acquisition-related intangible assets	3,056	(3,056	)(b)	—	5,856	(5,856	)(c)	—
Restructuring charges	4,096	(4,096	)(d)	—	518	(518	)(d)	—
Goodwill impairment	—	—		—	90,602	(90,602	)(e)	—
Other charges	13,942	(13,942	)(k)	—	—	—		—
Total operating expenses	83,035	(26,085)		56,950	170,912	(100,297)		70,615
Loss from continuing operations	(34,222)	26,459		(7,763)	(116,695)	100,493		(16,202)
Interest and other income	11,728	—		11,728	8,131	101	(f)	8,232
Interest expense	(1,759)	—		(1,759)	(1,840)	—		(1,840)
Income (loss) from continuing operations before income taxes	(24,253)	26,459		2,206	(110,404)	100,594		(9,810)
Provision for (benefit from) income taxes	(48,186)	48,511	(g)	325	3,518	1,189	(h)	4,707
Income (loss) from continuing operations	23,933	(22,052)		1,881	(113,922)	99,405		(14,517)
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	132	18	(i)	150	(20,881)	19,575	(i)	(1,306)
Income (loss) from disposal of discontinued operations, net of taxes	3,730	(3,730	)(i)	—	(6,976)	6,976	(i)	—
Income (loss) from discontinued operations	3,862	(3,712)		150	(27,857)	26,551		(1,306)
Net income (loss)	$27,795	$(25,764)		$2,031	$(141,779)	$125,956		$(15,823)

Income (loss) per common share:
Basic
Continuing operations	$0.21			$0.02	$(1.01)			$(0.13)
Discontinued operations	$0.03			$0.00	$(0.25)			$(0.01)
Net income (loss)	$0.24			$0.02	$(1.26)			$(0.14)
Diluted
Continuing operations	$0.19			$0.02	$(1.01)			$(0.13)
Discontinued operations	$0.03			$0.00	$(0.25)			$(0.01)
Net income (loss)	$0.22			$0.02	$(1.26)			$(0.14)

Shares used in computing income (loss) per share:
Basic	115,967	—		115,967	112,705	—		112,705
Diluted	135,991	(19,224	)(1)	116,767	112,705	—		112,705

The amounts for all periods presented reflect the reclassification of our Snap Server systems business from discontinued operations to continuing operations.

(*) To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income/(loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our core operating results.  In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(a) Share-based compensation expense in accordance with FAS 123 (R), management incentive program associated with the Snap Appliance acquisition (acquired in July 2004) and deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition. These assumed options were negotiated as part of the acquisition and represent compensation over and above the amounts that we provided to these acquired employees. Amounts are summarized below:

	Three-month ended	Three-month ended	Six-month ended	Six-month ended	Three-month ended
(in millions)	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005	June 30, 2006
Stock-based compensation expense	$2.0	$—	$4.6	$—	$2.6
Management incentive program	0.2	1.3	0.8	2.5	0.6
Deferred compensation expense	—	0.6	—	1.0	—
Total	$2.2	$1.9	$5.4	$3.5	$3.2

(b) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents, tradename and customer relationships intangible assets, related to the acquisitions of Snap Appliance, the IBM i/p Series RAID business (acquired in June 2004), Elipsan (acquired in February 2004), ICP vortex (acquired in June 2003) and Eurologic (acquired in April 2003).

(c) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents, tradename and customer relationships intangible assets, related to the acquisitions of Snap Appliance, Elipsan, ICP vortex, Eurologic and Platys Communications (acquired in August 2001).

(d) Restructuring charges primarily related to (i) activities under the first and second quarters of fiscal 2007 restructuring plans to simplify our infrastructure and (ii) adjustments made to previous restructuring plans for all periods presented.

(e) Impairment of goodwill.

(f) Loss on repurchase of 3% convertible notes.

(g) Incremental income taxes associated with certain non-GAAP adjustments and a tax benefit from certain discrete tax events during the second quarter of fiscal 2007 related to the method and amount of settled tax disputes.

(h) Incremental income taxes associated with certain non-GAAP adjustments.

(i) Income (loss) from disposal of the IBM i/p Series RAID business, net of taxes, impairment of the IBM i/p Series RAID long-lived assets, amortization of acquisition-related intangible assets related to the acquisitions of the IBM i/p Series RAID business, ICP vortex, Eurologic and Platys Communications, management incentive program associated with the Snap Appliance acquisition, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition, and incremental income taxes associated with certain GAAP and non-GAAP adjustments. Amounts are summarized below:

	Three-month ended	Three-month ended	Six-month ended	Six-month ended	Three-month ended
(in millions)	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005	June 30, 2006
Impairment of the IBM i/p Series RAID Business	$—	$—	$—	$15.5	$—
Acquisition-related intangible assets	—	1.3	—	3.2	—
Management incentive program	—	0.7	—	1.1	—
Deferred compensation expense	—	0.5	—	0.4	—
Loss (income) from disposal of IBM i/p Series RAID, net of taxes	(2.4)	7.0	(3.8)	7.0	(1.4)
Income taxes	(0.1)	(0.7)	0.0	(0.6)	0.1
Total	$(2.5)	$8.8	$(3.8)	$26.6	$(1.3)

(j) Dilutive effect of 3% convertible notes.

(k) Impairment of acquisition-related intangible assets of $13.2 million, which included core and existing technology and tradename, related to the Snap Appliance acquisition and $0.7 million related to legal and consulting fees incurred in connection with the effort that had been undertaken to sell the Snap Server portion of the systems business.

(l) Dilutive effect of 3/4% convertible notes.

(m) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents and customer relationships intangible assets, related to the acquisitions of the IBM i/p Series RAID business, Elipsan, ICP vortex and Eurologic.

Adaptec, Inc.

Summary Balance Sheet and Cash Flow Data

(unaudited)

	As of
Balance Sheet Data	September 30, 2006	March 31, 2006	September 30, 2005
	(in thousands)
Cash, cash equivalents and marketable securities	$555,472	$556,552	$488,976
Accounts receivable, net	41,393	47,876	74,121
Inventories	36,459	28,259	42,461
Other intangible assets	13,108	32,524	49,141
Other assets	76,923	72,188	96,879
Assets from discontinued operations	—	—	3,365
Total assets	$723,355	$737,399	$754,943

Current liabilities	85,605	138,605	143,576
Liabilities from discontinued operations	—	—	54
Convertible notes and other long-term obligations	228,048	229,349	240,684
Stockholders' equity	409,702	369,445	370,629
Total liabilities and stockholders' equity	$723,355	$737,399	$754,943

	Three-Month Period Ended
Cash Flow Data	September 30, 2006	June 30, 2006	September 30, 2005
	(in thousands)
Net income (loss)	$51,065	$(23,270)	$(105,806)
Less: Income (loss) from discontinued operations	$2,308	1,554	$(5,944)
Income (loss) from continuing operations	48,757	(24,824)	(99,862)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used for) operations:
Non-cash P&L items:
Goodwill impairment	—	—	90,602
Impairment of long-lived assets	—	13,203	—
Non-cash effect of tax settlement	(45,955)	—	—
Stock-based compensation	2,023	2,544	77
Depreciation and amortization	4,286	5,013	0
Other items	237	444	(246)
Changes in assets and liabilities	(14,419)	(979)	4,672
Net cash provided by (used for) operating activities of continuing operations	(5,071)	(4,599)	1,819
Net cash provided by operating activities of discontinued operations	1,010	1,554	9,871
Net cash provided by (used for) operating activities	$(4,061)	$(3,045)	$11,690

Other significant cash flow activities:
Proceeds from issuance of common stock	2,704	1,567	2,433
Repurchase of 3% convertible notes	—	—	(4,343)

The amounts for all periods presented reflect the reclassification of our Snap Server systems business from discontinued operations to continuing operations.

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended
	June 30, 2006
	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)
Net revenues	$69,071	$—		$69,071
Cost of revenues	46,801	(188	)(a)	46,613
Gross profit	22,270	188		22,458
Operating expenses:
Research and development	17,294	(1,635	)(a)	15,659
Selling, marketing and administrative	15,394	(1,332	)(a)	14,062
Amortization of acquisition-related intangible assets	1,586	(1,586	)(m)	—
Restructuring charges	3,011	(3,011	)(d)	—
Other charges	13,942	(13,942	)(k)	—
Total operating expenses	51,227	(21,506)		29,721
Loss from continuing operations	(28,957)	21,694		(7,263)
Interest and other income	5,903	—		5,903
Interest expense	(876)	—		(876)
Loss from continuing operations before income taxes	(23,930)	21,694		(2,236)
Provision for income taxes	894	214	(h)	1,108
Loss from continuing operations	(24,824)	21,480		(3,344)
Discontinued operations:
Income from discontinued operations, net of taxes	264	67	(i)	331
Income from disposal of discontinued operations, net of taxes	1,290	(1,290	)(i)	—
Income from discontinued operations	1,554	(1,223)		331
Net loss	$(23,270)	$20,257		$(3,013)

Income (loss) per common share:
Basic
Continuing operations	$(0.21)			$(0.03)
Discontinued operations	$0.01			$0.00
Net loss	$(0.20)			$(0.03)
Diluted
Continuing operations	$(0.21)			$(0.03)
Discontinued operations	$0.01			$0.00
Net loss	$(0.20)			$(0.03)

Shares used in computing income (loss) per share:
Basic	115,609	—		115,609
Diluted	115,609	—		115,609

The amounts for all periods presented reflect the reclassification of our Snap Server systems business from discontinued operations to continuing operations.